EXHIBIT 99.1

FreightCar America, Inc. Announces Receipt of Stockholder Approval for Issuance of Warrant and Funding of New Term Loan

New secured term loan will bolster balance sheet and provide necessary capital to drive strategic growth

CHICAGO, Nov. 24, 2020 (GLOBE NEWSWIRE) -- FreightCar America, Inc. (NASDAQ: RAIL) (“FreightCar America” or the “Company”) today announced that, at its Special Meeting of Stockholders (the “Special Meeting”), FreightCar America stockholders approved the issuance of a warrant under its previously announced new secured term loan facility with financing partner CO Finance LVS VI LLC (the “Lender”), as well as the funding of the term loan under the facility.

“I want to express our gratitude to the stockholders of FreightCar America for voting today to approve the new term loan financing, effectively securing the future of our company and putting FreightCar America in a position to succeed and thrive going forward,” said Jim Meyer, Chief Executive Officer of FreightCar America. “The new financing arrangement, in partnership with our lender, marks the last essential step in the competitive repositioning of our business operations. This new secured term loan will not only help support our capital needs for production and future operational expansions at our single production facility in Castaños, Mexico, but it effectively enables the Company to execute on our strategic repositioning and growth strategy. We are thankful for the support of our stockholders as FreightCar America embarks on a path towards meaningful stockholder value creation.”

About FreightCar America

FreightCar America, Inc. manufactures a wide range of railroad freight cars, supplies rail car parts and leases freight cars through its FreightCar America Leasing Company subsidiaries. FreightCar America designs and builds high-quality rail cars, including bulk commodity cars, covered hopper cars, intermodal and non-intermodal flat cars, mill gondola cars, coil steel cars, boxcars, coal cars and also specializes in the conversion of rail cars for repurposed use. It is headquartered in Chicago, Illinois and has facilities in the following locations: Cherokee, Alabama; Castaños, Mexico; Johnstown, Pennsylvania; and Shanghai, People’s Republic of China. More information about FreightCar America is available on its website at www.freightcaramerica.com.

Forward-Looking Statements

This press release may contain statements relating to our expected financial performance and/or future business prospects, events and plans that are “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our estimates and assumptions only as of the date of this press release. Our actual results may differ materially from the results described in or anticipated by our forward-looking statements due to certain risks and uncertainties. These potential risks and uncertainties include, among other things: risks relating to the potential financial and operational impacts of the COVID-19 pandemic; the Shoals facility, including the facility not meeting internal assumptions or expectations and unforeseen liabilities from Navistar;; the cyclical nature of our business; adverse economic and market conditions; fluctuating costs of raw materials, including steel and aluminum, and delays in the delivery of raw materials; our ability to maintain relationships with our suppliers of railcar components; our reliance upon a small number of customers that represent a large percentage of our sales; the variable purchase patterns of our customers and the timing of completion, delivery and customer acceptance of orders; the highly competitive nature of our industry; the risk of lack of acceptance of our new railcar offerings by our customers; and other competitive factors. We expressly disclaim any duty to provide updates to any forward-looking statements made in this press release, whether as a result of new information, future events or otherwise.

Investor & Media Contact

Alpha IR Group
Joe Caminiti or Elizabeth Steckel
312-445-2870
RAIL@alpha-ir.com